JACK HENRY & ASSOCIATES, INC.
                          663 Highway 60, P. O. Box 807
                             Monett, Missouri 65708

                  NOTICE OF 1997 ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF JACK HENRY & ASSOCIATES, INC.:

PLEASE TAKE NOTICE that the 1997 Annual Meeting of the Stockholders of Jack Henry & Associates, Inc., a Delaware corporation, will be held at the Monett City Park Casino, Monett, Missouri, on Thursday, October 30, 1997, 11:00 a.m., local time, for the following purposes:

      (1) To elect seven (7) directors to serve until the 1998 Annual Meeting of Stockholders;

      (2) To amend the Certificate of Incorporation to increase authorized shares;

      (3) To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

The close of business on September 23, 1997, has been fixed as the record date for the Annual Meeting. Only stockholders of record as of that date will be entitled to notice of and to vote at said meeting and any adjournment or postponement thereof.

The accompanying form of Proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further informa-tion with respect to the business to be transacted at the Meeting.

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY. IF YOU DECIDE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                              By Order of the Board of Directors


                              Janet E. Gray
                              Secretary
Monett, Missouri
September 20, 1997





JACK HENRY & ASSOCIATES, INC.
663 Highway 60
P.O. Box 807
Monett, Missouri 65708

PROXY STATEMENT
FOR THE 1997 ANNUAL MEETING OF STOCKHOLDERS
To Be Held Thursday, October 30, 1997

This Proxy Statement and the enclosed proxy card (the Proxy) are furnished to the stockholders of Jack Henry & Associates, Inc., a Delaware corporation (the Company), in connection with the solicitation of Proxies by the Company s Board of Directors for use at the Company s 1997 Annual Meeting of Stockholders, and any adjournment or postponement thereof (the Annual Meeting), to be held at the Monett City Park Casino, Monett, Missouri, at 11:00 a.m., local time, on Thursday, October 30, 1997. The mailing of this Proxy Statement, the Proxy, the Notice of Annual Meeting and the accompanying 1997 Annual Report to Stockholders is expected to commence on or about September 29, 1997.

The Board of Directors does not intend to bring any matters before the Annual Meeting except those indicated in the Notice and does not know of any matter which anyone else proposes to present for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the accompanying form of Proxy, or their duly constituted substitutes, acting at the Meeting, will be deemed authorized to vote or otherwise to act thereon in accordance with their judgment on such matters.

If the enclosed Proxy is properly executed and returned prior to voting at the Annual Meeting of the Stockholders, the shares represented thereby will be voted in accordance with the instructions marked thereon. All of the proposals, including the election of directors, will require the affirmative vote of a majority of the shares of common stock voting in person or by Proxy at the Annual Meeting.

Any stockholder executing a Proxy retains the power to revoke it at any time prior to the voting of the Proxy. It may be revoked by a stockholder personally appearing at the Annual Meeting and casting a contrary vote, by filing an instrument of revocation with the Secretary of the Company, or by the presentation at the Annual Meeting of a duly executed later dated Proxy.

VOTING

At the 1997 Annual Meeting, Stockholders will consider and vote upon:

(1)  The election of seven (7) directors;
(2) Amendment of the Certificate of Incorporation to increase authorized shares; and
(3)  Such other matters as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on September 23, 1997, the record date for the 1997 Annual Meeting, are entitled to notice of and to vote at such meeting. Stockholders are entitled to one vote for each share of Common Stock on each matter to be considered at the Annual Meeting.

The Company s authorized capital stock currently consists of 30,000,000 shares of common stock, par value $.01 per share (the Common Stock), and 500,000 shares of preferred stock, par value $1.00 per share (the Preferred Stock). As of August 12, 1997, there were 18,753,044 shares of Common Stock outstanding and no shares of Preferred Stock outstanding. At such date, the Company s executive officers and directors were entitled to vote, or to direct the voting of 7,445,277 shares of Common Stock, representing 38.34% of the shares entitled to vote at the 1997 Annual Meeting. Unless otherwise specified, all share numbers and other share data have been adjusted to reflect 3 for 2 stock splits in March 1992, March 1993 and again in March 1997 and the 4 for 3 stock split in March 1994, each effected as stock dividends.

All shares represented by Proxy and all Proxies solicited hereunder will be voted in accordance with the specifications made by the stockholders executing such Proxies. If a stockholder does not specify how a Proxy is to be voted, the shares represented thereby will be voted: (1) FOR the election as directors of the seven (7) persons nominated by management; (2) FOR amendment of the Certificate of Incorporation to increase authorized shares; and (3) FOR and in accordance with the discretion of the persons to whom the Proxy is granted upon other matters that may properly come before the Annual Meeting.

STOCK OWNERSHIP OF CERTAIN STOCKHOLDERS

The following table sets forth information as of August 19, 1997, concerning the equity ownership of those individuals who are known to be the beneficial owners, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, of 5% or more of the Company s Common Stock, and by all of the Company s directors and executive officers as a group:

                                               Number of        Percentage
                                              Shares             of Shares
                     Name and Address of     Beneficially       Outstanding
 Title of Class    Beneficial Owner              Owned              (1)
                                                  (1)

 $.01 par value    John W. Henry,               4,795,714         25.23%
 Common Stock      Michael E. Henry,               (2)
                   Vicki Jo Henry
                   and JKHY Partners
                   663 Highway 60
                   Monett, MO
                   Jerry D. Hall                1,719,859          9.17%
                   663 Highway 60                  (3)
                   Monett, MO

                   Eddina F. Henry             1,425,000           7.60%
                   411 Lincoln Road South       (4)
                   Monett, MO

                   All directors and exec-
                   utive officers as a         7,445,277          38.34%
                   group (9 persons)              (5)






(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted below. With respect to shares held in the Company s 401(k) Employee Stock Ownership Plan (the 401(k) ESOP), a participant has the right to direct the voting and disposition of shares allocated to his account.

(2) Reflects information in filings with the SEC by members of the Henry family reporting for JKHY Partners (the Partnership), a family partnership of which the listed individuals are partners. John W. Henry separately may be deemed to beneficially own 1,288,089 shares, including 1,165,549 shares held individually, 41,232 shares allocated to his 401(k) ESOP account, and 81,308 shares held by JKHY Partners. Michael E. Henry separately may be deemed to beneficially own 3,507,625 shares, including 37,209 shares held individually, 15,466 shares allocated to his 401(k) ESOP account, 255,000 shares currently acquirable by exercise of outstanding stock options, 1,725,000 shares held by the Partnership, 1,325,000 shares held in a living trust and 100,000 shares held by the Henry Family Limited Partnership, both established by his mother, Eddina F. Henry. Michael E. Henry may be deemed to share beneficial ownership in the shares held by JKHY Partners, by the Eddina F. Henry Trust and by the Henry Family Limited Partnership because he has been granted proxies to vote such shares. Vicki Jo Henry does not beneficially own any shares of common stock in her individual capacity and her business address is 6851 South Holly Circle, Suite 270, Englewood, Colorado, 80112. The business address of John
W. Henry, Michael E. Henry and the Partnership is reflected in the table.

(3) Includes 47,478 shares held in the Company s 401(k) ESOP for Mr. Halls account.

(4) Reflects information in filings with the SEC by Eddina F. Henry to report shares held in a revocable trust for her benefit and shares helf by the Henry Family Limited Partnership. As described above in Footnote (2), beneficial ownership of these shares is shared with Michael E. Henry.

(5) Includes 665,247 shares which are or will be acquirable within 60 days under outstanding stock options, and 140,462 shares held in the Company s 401(k) ESOP for the accounts of all officers and directors as a group.

PROPOSAL 1
ELECTION OF DIRECTORS

Procedure

At the meeting, the stockholders will elect seven (7) directors to hold office for one-year terms ending at the Company s 1998 Annual Meeting of Stockholders or until their successors are elected and qualified. The Company s Board of Directors has nominated the Company s seven (7) current directors for reelection at the Annual Meeting.

The stockholders are entitled to one vote per share on each matter submitted to vote at any meeting of the Stockholders. Unless contrary instructions are given, the persons named in the enclosed Proxy or their substitutes will vote FOR the election of the nominees named below.

The Board of Directors believes that all of the nominees are willing to serve as directors. However, if any nominee at the time of election is unable to serve or is otherwise unavailable for election, and as a result other nominees are designated by the Board of Directors, the persons named in the enclosed Proxy or their substitutes intend to vote for the election of such designated nominees.

Nominees For Election

The directors and nominees for election as directors of the Company, as well as certain information about them, are as follows:

                                                   Number of     Percentage of
                       Position                   Shares Bene-    Shares Out-
        Name         with Company     Director      ficially      standing (1)
                                       Since       Owned (1)

 Michael E.          Chairman,          1986       3,507,625         18.45%
 Henry               Chief Execu-                     (2)
                     tive Officer
                     and Director
 Michael R. Wallace  President,         1991         316,135          1.66%
                     Chief Oper-                      (3)
                     ating Offi-
                     cer
                     and Director

 John W. Henry       Vice Chair-        1977        1,288,089         6.87%
                     man, Senior                      (2)
                     Vice Presi-
                     dent and
                     Director


 Jerry D. Hall       Executive          1977       1,719,859         9.17%
                     Vice                             (4)
                     President
                     and Director

 James J. Ellis      Director           1985        126,820            *
                                                      (5)

 Burton O. George    Director           1987         78,799            *
                                                      (5)
 George R. Curry     Director           1989        157,426            *
                                                      (6)
_____________________
* Less than 1%


(1) Information is set forth as of August 19, 1997. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted below. With respect to shares held in the Company s 401(k) Employee Stock Ownership Plan (the 401(k)
ESOP), a participant has the right to direct the voting and disposition of shares allocated to his account.

(2) See Stock Ownership of Certain Stockholders - Footnote (2), above. The number of shares beneficially owned by John W. Henry and Michael E. Henry are separately listed in the table.

(3) Includes 247,500 shares currently acquirable by exercise of an outstanding option and 21,288 shares held in the Company s 401(k) ESOP for Mr. Wallace s account.

(4) Includes 47,478 shares held in the Company s 401(k) ESOP for Mr. Hall s account.

(5) Includes 29,999 shares that are currently acquirable and 5,000 that are acquirable beginning October 27, 1997, by exercise of outstanding options.

 (6) Includes 128,427 shares held as trustee for self, shares held as trustee for family members, shares held in trust with spouse as co-trustee for her benefit, and 23,999 shares that are currently acquirable and 5,000 shares that are acquirable beginning October 27, 1997, by exercise of outstanding options.


The following information relating to the Company s directors and nominees for director, all of whom are United States citizens, is with respect to their principal occupations and positions during the past five years:

Michael E. Henry, age 36, Chairman of the Board, Chief Executive Officer and Director. Mr. Henry, the son of John W. Henry and a director of the Company since 1986, has served as the Company s Chairman of the Board and Chief Executive Officer since October, 1994. He previously served as Vice Chairman and Senior Vice President since 1993. Previous to that he served as Manager of Research and Development since 1983. He joined the Company in 1979.

Michael R. Wallace, age 35, President, Chief Operating Officer and Director. Mr. Wallace, a director of the Company since 1991, has served as President since 1993 and as the Chief Operating Officer since October, 1994. He previously served as Manager of Installation Services since 1986. He joined the Company in 1981.

John W. Henry, age 62, Vice Chairman, Senior Vice President and Director. Mr. Henry, a founder and principal stockholder of the Company, has served as Vice Chairman since October, 1994. He previously served as Chairman of the Board from 1977 through 1994. He also has been a director since the Company s inception in 1977. He previously served as Chief Executive Officer from 1977 through 1988 and as President until 1989.

Jerry D. Hall, age 54, Executive Vice President and Director. Mr. Hall, a principal stockholder of the Company, has served as Executive Vice President since October, 1994. He previously served as Chief Executive Officer from 1990 through 1994. He also has been a director since the Company s inception in 1977. He previously served as President from 1989 through 1993 and as Vice President-Operations from 1977 through 1988.

James J. Ellis, age 63, Director. Mr. Ellis, a director of the Company since 1985, has been Managing Partner of Ellis/Rosier Financial Services since 1992. Mr. Ellis served as general manager of MONY Financial Services, Dallas, Texas, from 1979 until his retirement in 1992. Mr. Ellis also serves as a director of Merit Medical Systems, Inc.

Burton O. George, age 70, Director. Mr. George, a director of the Company since 1987, is retired. He previously had been in the banking business since 1958, and most recently served as Chairman of the Board and Chief Executive Officer of First National Bank of Berryville, Berryville, Arkansas from 1985 through 1989.

George R. Curry, age 72, Director. Mr. Curry, a director of the Company since 1989, is Chairman of Central Bank, Lebanon, Missouri, with which he has been affiliated since 1949, as well as President of Central Shares, Inc., a bank holding company.



THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

The Company s Board of Directors held four (4) meetings during the last fiscal year. The Company maintains an Audit Committee and a Compensation Committee of which Messrs. Curry, George and Ellis are members. The Company does not maintain a standing Nominating Committee. The functions of the Audit Committee are to provide direct communication between the Board of Directors and the Company s auditors and to recommend the selection of the Company s auditors to the Board of Directors. The functions of the Compensation Committee are to recommend salaries for executives and key employees to the Board of Directors for approval and to review and make recommendations to the Board of Directors on compensation plans for the other employees. The Compensation Committee also administers the Company s 1987 Stock Option Plan. The Audit Committee met once and the Compensation Committee met twice during the last fiscal year and each director attended at least 75% of the total of all meetings of the Board of Directors and all committees on which they served.

Directors Compensation

The Company s directors who are employed by the Company do not receive any separate compensation for service on the Board of Directors. The Company s directors who are not otherwise employed by the Company no longer receive cash compensation for attendance at meetings of the Board of Directors that they attend, but are reimbursed for out-of-pocket expenses incurred in attending such meetings. With the adoption of the 1995 Non-Qualified Stock Option Plan last year, the non-employee directors of the Company are now compensated for their service by the annual grant of non-statutory stock options to purchase 5,000 shares of common stock of the Company, subject to an overall grant limitation under the plan of 50,000 shares to any individual director.


EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

The executive officers and significant employees of the Company, as well as certain biographical information about them, are as follows:

                                                                Officer/
                                                                Signifi-
                                                                 cant
Name                         Position with Company          Employee Since

Michael E. Henry                    Chairman of the Board and           1983
                                    Chief Executive Officer
Michael R. Wallace                  President and                       1991
                                    Chief Operating Officer

John W. Henry                       Vice Chairman and Senior            1977
                                    Vice President

Jerry D. Hall                       Executive Vice President            1977

Terry W. Thompson                   Vice President,                     1990
                                    Chief Financial Officer
                                    and Treasurer

Marguerite P. Butterworth           Vice President                      1993





The following information relating to the Company s executive officers and significant employees, all of whom are United States citizens, not already described herein, is with respect to their principal occupations and positions during the past five years:

Terry W. Thompson, Age 47, Vice President, Chief Financial Officer and Treasurer. Mr. Thompson has served as Vice President, Chief Financial Officer and Treasurer of the Company since 1990.

Marguerite P. Butterworth, Age 49, Vice President. Ms. Butterworth has served as Vice President since February of 1993.
Ms. Butterworth joined the Company in 1983 and has been Hardware Manager since 1984.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company is required to identify any director or officer who failed to timely file with the Securities and Exchange Commission a report required under Section 16(a) of the Securities Exchange Act of 1934 relating to ownership and changes in ownership of the Company s common stock. The required reports consist of initial statements on Form 3, statements of changes on Form 4 and annual statements on Form 5. During the fiscal year ended June 30, 1997, there were no delinquent filings by any director or officer.

EXECUTIVE COMPENSATION

The following table sets forth certain information with regard to the compensation paid by the Company to the Chief Executive Officer and to the Company's other three most highly compensated executive officers for the year ended June 30, 1997.



SUMMARY COMPENSATION TABLE

 Name and     Year      Salary       Bonus          Ot   Long-Term  All Other
 Principal                 $           $            her  Compensa-  Compensa-
 Position                                           An-  tion       tion
                                                    nu-  Shares
                                                    al   underly-
                                                    Co   ing Op-
                                                    m-   tions (2)
                                                    pe
                                                    n-
                                                    sa-
                                                    tio
                                                    n
                                                    ($)
                                                    (1)

 Michael E.   1997      $190,417     $     0        -          0    -
 Henry        1996      $175,000     $   700        -    100,000    -
 Chairman     1995      $133,333     $37,500        -     40,000    -
 and Chief
 Executive
 Officer
 Michael R.   1997      $190,417     $     0        -          0    -
 Wallace      1996      $175,000     $   700        -    100,000    -
 President    1995      $150,000     $     -        -     40,000    -
 and Chief
 Operating
 Officer

 John W.      1997      $125,217     $   700        -    -          -
 Henry        1996      $152,400     $   700        -    -          -
 Vice Chair-  1995      $152,400     $   700        -    -          -
 man and Se-
 nior Vice
 President

 Jerry D.     1997      $152,400     $   700        -    -               -
 Hall         1996      $152,400     $   700        -    -               -
 Executive    1995      $160,733     $   700        -    -          $2,991(3)
 Vice Presi-
 dent



    (1)  For each listed officer, less than amount required to be reported.
    (2)  Adjusted for subsequent splits.
    (3)  Premium on key man split-dollar insurance.



The following tables set forth information with respect to stock options granted to and exercised by the executive officers named in the Summary Compensation Table during the fiscal year ended June 30, 1997, together with the number of options outstanding as of such date. Data, as appropriate, have been adjusted for stock splits.






Option Grants in Last Fiscal Year

             Number of  Percent                       Potential
             Shares     of To-                        Realizable
             under-     tal Op-                       Value at
             lying      tions                         Assumed
 Name        Options    Granted                       Annual
             Granted    to Em-    Exer-               Rates of
             (#)        ployees   cise or             Stock
                        in Fis-   base      Expira-   price Ap-
                        cal       Price     tion      preciation
                        Year      ($/Sh)    Date      for Option
                                                      Term (1)    10% ($)

                                                      5% ($)

 Michael E.
 Henry
 Michael R.
 Wallace

_____________________________
(1) The amounts in these columns are required to be disclosed by the SEC at rates set by regulation and are not intended to forecast possible future appreciation of Company stock or amounts that may ultimately be realized upon exercise. The Company chose not to use an alternative formula for grant date valuation.



Aggregated Option Exercises in Last Fiscal Year and June 30, 1997, Option Values



                                                      Number of Shares         Value of
                                                     Underlying Unexer-    Unexercised In-
                             Shares                        cised              the-Money
                          Acquired                  Options at 6/30/97        Options at
                             on                                              6/30/97
                                          Value
          Name            Exercise    Realized ($)   Exercis-   Unexerci   Exercisable   Un
                                                       able       sable                  ex
                                                                                         er
                                                                                         ci
                                                                                         sa
                                                                                         bl
                                                                                          e
 Jerry D. Hall           270,000      $4,090,500         --         --          --       --

 John W. Henry           270,000      $4,090,500         --         --          --       --
 Michael E. Henry             --            --      255,000         --    $3,738,750     --
 Michael R. Wallace       15,000      $333,746      247,500         --    $3,583,125     --

COMPENSATION COMMITTEE REPORT

The Company s executive officer compensation program is administered and reviewed by the Compensation Committee. The Compensation Committee consists of three independent, non-employee Directors of the Company. There was no insider participation on the Compensation Committee.

The objectives of the Company s executive officer compensation program are to:

       Encourage continuation of JHA S entrepreneurial spirit

       Attract and retain highly qualified and motivated executives

       Encourage esprit de corps and reward outstanding performance

In meeting the foregoing objectives, the Compensation Committee strives for the interests of management and shareholders to be the same - the maximization of shareholder values. The components of the executive compensation program which are employed by the Committee to meet these goals include base salary, discretionary bonuses, and stock options.

Salaries are established at levels to compensate for the position held and contributions made by each executive. Recommendations regarding increases in salary are based upon subjective evaluation of each individuals performance and contribution.

The management team was included with all employees in the discretionary Christmas bonus. A longer term incentive is provided by the award of stock options because the ultimate value of options granted will be determined by long-term growth in the Company stock price. Awards of options are believed to help focus executives attention on managing the Company from the perspective of an owner with an equity stake in the business. This component of executive compensation is provided through the Company s 1987 Stock Option Plan (the
Plan), under which the executive officers, and all other employees of the Company and its subsidiaries, are eligible to receive options. The Committee has discretion to designate optionees and to determine the terms of the options granted, however option prices shall be fixed and not less than 100% of fair market value of the stock at the date of grant, and options may not be exercisable more than ten years after the date of grant. Stock options were granted to the management team for the same reasons noted above regarding discretionary bonuses.

In employing the foregoing three elements of compensation, the Compensation Committee considers the experience, prior compensation levels, personal performance, number and value of previously granted options, and other subjective factors relating to each individual and seeks to optimize the balance between base salary, short-term and long-term incentives. Compensation is generally weighted in favor of base salary.

The salary of Chief Executive Officer, Michael E. Henry, was not changed this year. The Chief Executive Officer received the same Christmas bonus as noted above for the entire management team. Stock options on 100,000 shares were granted to Mr. Michael E. Henry this fiscal year due to excellent performance up to the date of grant.

Recent changes in U.S. income tax law have imposed a $1,000,000 cap on the deduction which may be taken with respect to any individual officers compensation. While current cash compensation paid to the Company s executive officers is substantially less than the cap, the ultimate value of stock options is not now known, and thus the cap may be important in some future year. The deduction cap has been considered by the Compensation Committee and we intend to take the steps necessary to conform the Company s compensation structure to comply with the cap if the issue arises in a future period.


                            George R. Curry

                            Burton O. George

                            James J. Ellis
                            Members of the Compensation Committee


COMPANY PERFORMANCE

The following graph presents a comparison for the five-year period ended June 30, 1997 of the market performance of the Company's common stock with the S&P 500 Index and an index of peer companies selected by the Company:

The following information depicts a line graph with the following values:
 Descriptio     1993         1994         1995        1996         1997
 n
 Jack Henry
 &
 Associates   $175.17      $144.87      $270.52     $ 635.52     $  686.00
 , Inc.

 Peer Group   $157.35      $153.18      $221.36     $  296.92    $  326.23
 Only
 S & P Only   $113.63      $115.23      $145.27     $  183.04    $  246.32



*The above comparison assumes $100 was invested on July 1, 1992 and assumes reinvestment of dividends. Total returns are calculated according to market capitalization of peer group members at the beginning of each period. Peer companies selected are in the business of providing specialized computer software, hardware and related services to financial institutions and other businesses. Companies in the peer group are Banctec, Bisys Group, Broadway & Seymour, Cerner Corp., Crawford & Co., Electronic Arts, First Data, Fiserv, Keane, National Data, PC Quote, Primark, Rainbow Technology, SEI Investments, Sterling Software and Verifone.



PROPOSAL 2

AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES

Description of the Proposed Amendment and Vote Required.

On August 26, 1997, the Board of Directors unanimously adopted a resolution approving a proposal to amend Article 5.1 of the Company s Certificate of Incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 30,000,000 shares to 50,000,000 shares. The amendment will not affect the authorized number of shares of Preferred Stock, which remains 500,000 shares. The Board of Directors determined that the amendment is advisable and directed that it be considered at the Annual Meeting of the Stockholders to be held October 30, 1997. The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve the proposed amendment.

The full text of the proposed amendment to the Certificate of Incorporation is as follow:

      5.1. The total number of shares which the Corporation shall have authority to issue is 50,500,000 shares, which shall consist of two classes. One class, designated common stock , shall consist of 50,000,000 shares, each of which shall have a par value of $.01 per share. The other class, designated preferred stock , shall consist of 500,000 shares, each of which shall have a par value of $1.00 per share.

Purpose and Effect of Increasing the Number of Authorized Shares of Common Stock The purpose of the proposed amendment is to make additional shares of Common Stock available for issuance. The additional authorized shares will be available for future corporate purposes including, but not limited to, stock splits and dividends, acquisitions, compensation plans, dividend reinvestment plans and public offerings. There is no current plan to issue any of the shares proposed for authorization. Unless otherwise required by contract, NASDAQ rule, any regulatory authority or by-law, the Company has no plans to solicit further authorization from the stockholders prior to the future issuance of these shares.

The proposed amendment increases the number of shares of Common Stock which the Company is authorized to issue from 30,000,000 to 50,000,000. The additional 20,000,000 shares will be a part of the existing class of Common Stock and, if and when issued, will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

If the proposed amendment is adopted, there would be approximately 31,700,000 authorized shares that are not outstanding, reserved for issuance or held in the treasury of the Company.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOUR VOTE FOR THE APPROVAL OF THE AMENDMENT. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSED AMENDMENT UNLESS STOCKHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.


INDEPENDENT AUDITORS

On January 31, 1997, the audit committee of the Board of Directors recommended that the Company consider engaging a larger accounting firm as independent public accountants for the fiscal year ended June 30, 1997. A letter formally dismissing the Company s prior independent public accountants (Baird, Kurtz & Dobson) was sent March 10, 1997. On May 5, 1997, the Company engaged Deloitte & Touche, LLP to serve as its independent public accountants.

Baird, Kurtz & Dobson s report on the financial statements of the Company for the fiscal years ending June 30, 1995 and June 30, 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended June 30, 1996 and the subsequent interim period preceding its dismissal, there were no disagreements with Baird, Kurtz & Dobson on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Baird, Kurtz & Dobson would have caused that firm to make reference in connection with its report to the event or subject matter of the disagreement.

Baird, Kurtz and Dobson, certified public accountants, served as independent auditors for the Company for the year ended June 30, 1996. The Company has not selected its auditors for the current year, because the Company does not select its auditors until after the final Audit Committee meeting on the prior years examination is held. Representatives of Baird, Kurtz and Dobson are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

Stockholders who intend to present proposals at the Company s 1998 Annual Meeting of Stockholders must submit their proposals to the Company s Secretary on or before June 2, 1998.

COST OF SOLICITATION AND PROXIES

Proxy solicitation is being made by mail, although it may also be made by telephone, telegraph or in person by officers, directors and employees of the Company not specifically engaged or compensated for that purpose. The Company will bear the entire cost of the Annual Meeting, including the cost of preparing, assembling, printing and mailing the Proxy Statement, the Proxy and any additional materials furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians for forwarding to the beneficial owners of shares held of record by them and, upon their request, such persons will be reimbursed for their reasonable expenses incurred in completing the mailing to such beneficial owners.

FINANCIAL STATEMENTS

Financial statements of the Company are contained in the 1997 Form 10-K which accompanies this Proxy Statement. Incorporated herein by reference are the financial statements contained in such Form 10-K.

OTHER MATTERS

The Board of Directors knows of no matters that are expected to be presented for consideration at the 1997 Annual Meeting which are not described herein. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying Proxy will vote thereon in accordance with their best judgment.

By Order of the Board of Directors

/s/ Michael E. Henry

Michael E. Henry
Chairman of the Board

Monett, Missouri
September 23, 1997

A copy of the Company s Annual Report on Form 10-K is attached hereto. Exhibits to Form 10-K, listed on pages and thereof, have been omitted. The Company will furnish a copy of any exhibit subject to charge upon written request directed to Terry W. Thompson, Chief Financial Officer, Jack Henry & Associates, Inc., 663 Highway 60, Post Office Box 807, Monett, Missouri, 65708.






PROXY

JACK HENRY & ASSOCIATES, INC.                   THIS PROXY IS SOLICITED
663 HIGHWAY 60                                  ON BEHALF OF THE BOARD
P.O. BOX 807                                    OF DIRECTORS
MONETT, MISSOURI 65708                          The undersigned hereby
                                                appoints Michael E.
                                                Henry and Michael R.
                                                Wallace as Proxies, each
                                                with the power to
                                                appoint his or her
                                                substitute, and hereby
                                                authorizes them to
                                                represent and to vote,
                                                as designated below, all
                                                the shares of common
                                                stock of Jack Henry &
                                                Associates, Inc. held of
                                                record by the
                                                undersigned on September
                                                23, 1997, at the annual
                                                meeting of shareholders
                                                to be held on October
                                                30, 1997 or any
                                                adjournment thereof.


1.    ELECTION OF DIRECTORS  FOR ALL NOMINEES LISTED BELOW
      WITHHOLD AUTHORITY (except as marked to the contrary below)    to vote
      for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below)

      J. Henry, J. Hall, M. Henry, J. Ellis, B. George, G. Curry, M. Wallace


2. PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES.

3. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.




      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.











      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.



                            DATED                                  1997




                            Signature



                            Signature if held jointly

                            PLEASE MARK SIGN DATE AND RETURN THE PROXY
                            CARD PROMPTLY USING THE ENCLOSED ENVELOPE